EXHIBIT 10.1(d)

THIRD AMENDMENT TO MANAGEMENT AGREEMENT

OF LAREDO THEATRE, LTD.

This Third Amendment to Management Agreement (the “Amendment”) is effective as of December 10, 2013 (the “Effective Date”) by and between CNMK Texas Properties, L.L.C., a Texas limited liability company, as successor in interest to Cinemark USA, Inc. (“Manager”), and Laredo Theatre, Ltd., a Texas limited partnership (“Owner”).

RECITALS:

A. Owner and Manager are parties to that certain Management Agreement effective as of December 10, 1993, as amended by the First Amendment to Management Agreement dated December 10, 2003 and the Second Amendment to Management Agreement dated December 10, 2008 (the “Original Agreement”).

B. The parties hereto desire to amend the Original Agreement to extend its term in accordance with the provisions of this Amendment.

C. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Original Agreement unless otherwise defined herein.

NOW, THEREFORE, BE IT RESOLVED, that in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Extension of Term. The parties hereto agree that Section 5(a) of the Original Agreement is hereby amended to renew and extend the term of the Original Agreement for a period of five (5) years from the Effective Date of this Amendment, which term will expire on December 10, 2018.

2. Ratification. Except as hereby expressly amended, the Original Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects on and as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CNMK TEXAS PROPERTIES, L.L.C.

By:	_/s/ Michael Cavalier
Name: Michael Cavalier
Title: Senior VP — General Counsel

LAREDO THEATRE, LTD.

By:	CNMK TEXAS PROPERTIES, LTD., its General Partner

By: SUNNYMEAD CINEMA CORP., its General Partner

By	_/s/ Tim Warner
Name: Tim Warner
Title: Chief Executive Officer

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